UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2019
_________________________________________________________________
First Citizens BancShares Inc /DE/
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
First-Citizens Bank & Trust Company (“FCB”), the wholly-owned subsidiary of First Citizens BancShares, Inc. (“First Citizens”), consummated its acquisition (by merger) of Franklin, NC-based Entegra Financial Corp. (“Entegra”) and its bank subsidiary, Entegra Bank, effective December 31, 2019 (the “Closing”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of April 23, 2019, by and among First Citizens, FCB, Merger Subsidiary VII, Inc., a wholly-owned subsidiary of FCB, and Entegra, cash consideration of $30.18 will be paid by FCB to Entegra’s shareholders for each share of Entegra’s common stock outstanding as of immediately prior to the effective time of the merger of Entegra and Entegra Bank with FCB (the “Merger”).

A copy of the press release announcing the Closing is attached as Exhibit 99.1 to this Report.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following exhibits accompany this report.

Exhibit No.	Description

99.1	Copy of press release dated January 1, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclosures about Forward Looking Statements

This Current Report in Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. Forward-looking statements include statements about the benefits to First Citizens of the Merger and First Citizen’s future financial and operating results, plans, objectives and intentions. Forward-looking statements also include statements about when the sale of three Entegra Bank branches to Select Bank & Trust Company (the “Branch Divestiture”) will be completed. All forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements to differ materially from any results, performance or achievements expressed or implied by such forward-looking statements, including, among others, (1) disruption from the Merger, or recently completed mergers, and the Branch Divestiture with customer, supplier or employee relationships, (2) uncertainties as to the timing of the Branch Divestiture, (3) the risk that the Branch Divestiture may not be completed in a timely manner or at all, (4) the possibility that the amount of the costs, fees, expenses and charges related to the Merger or the Branch Divestiture may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (5) reputational risk and the reaction of the parties’ customers to the Merger and the Branch Divestiture, (6) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (7) general competitive, economic, political and market conditions, and (8) difficulties experienced in the integration of the businesses. Additional factors which could affect the forward-looking statements can be found in reports filed with the Securities and Exchange Commission (SEC) by First Citizens and available on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, First Citizens undertakes no obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	January 2, 2020	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer